UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2024
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Patterson-UTI Energy, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	1-39270	75-2504748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10713 W. Sam Houston Pkwy N, Suite 800 Houston, Texas		77064
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 281-765-7100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PTEN	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Patterson-UTI Energy, Inc. 2021 Long-Term Incentive Plan (the “2021 Plan”) was originally approved by the stockholders of Patterson-UTI Energy, Inc. (the “Company”) on June 3, 2021. On March 28, 2024, subject to the approval of the stockholders of the Company, the Board of Directors of the Company (the “Board”) approved an amendment to the 2021 Plan to, among other things, increase the number of shares available for issuance under the 2021 Plan by 20 million shares and eliminate the remaining share reserve of approximately 10 million shares available under the 2021 Plan that was assumed from the NexTier Oilfield Solutions Inc. Equity and Incentive Award Plan (the “Amendment” and the 2021 Plan, as previously amended and further amended by the Amendment, the “Plan”).
As reported below, at the Annual Meeting of Stockholders of the Company on June 6, 2024, the Company’s stockholders approved the Amendment. The Plan provides for the granting of incentive and non-incentive stock options, stock appreciation rights (“SARs”), restricted stock awards, other stock unit awards, performance shares, performance units and dividend equivalents. With respect to awards to participants other than directors, the Plan is administered by the Compensation Committee of the Board, which is comprised exclusively of non-employee independent directors. With respect to awards to directors, the Plan is administered by the Board.
Subject to adjustment in the event of certain corporate transactions, the aggregate number of shares of the Company’s common stock (“Common Stock”) authorized for grant under the Plan is approximately 38.9 million, which includes approximately 4.9 million shares previously authorized under the Company’s Amended and Restated 2014 Long-Term Incentive Plan, as amended. Shares that are subject to options or SARs count as one share of Common Stock against this aggregate limit. Shares that are subject to awards other than options and SARs count as two shares of Common Stock against this aggregate limit. Generally, if an award granted under the Plan or the existing equity plans of the Company expires, is forfeited, is settled in cash or otherwise terminates without the issuance of all or a portion of the shares of Common Stock subject to the award, the shares allocable to the expired, forfeited, cash settled, or terminated portion of the award will be available for awards again under the Plan; however, shares subject to an award that are used to exercise options, are not issued upon settlement of a SAR, are withheld by the Company for income or employment taxes on any award, or are re-purchased on the open market with the exercise price for an option will not, in each case, become available for grant under the Plan. Any shares of Common Stock that again become available for grant under the Plan will be added back as one share if the shares were subject to options or SARs, and as two shares if the shares were subject to awards other than options or SARs.
The Plan provides that the total compensation paid to each non-employee director for their service as such, whether in cash or in equity awards under the Plan (based on the grant date fair value of any such awards) during a single fiscal year may not exceed $750,000; however, the foregoing limit will instead be $1,000,000 for any fiscal year in which the non-employee director is first appointed to the Board or any fiscal year in which the non-employee director serves as chairman or lead director.

The foregoing description of the Plan is qualified in its entirety by reference to the text of the Plan, which is included as Exhibit 10.1 hereto.

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.
As reported below, at the Annual Meeting of Stockholders of the Company on June 6, 2024, the Company’s stockholders approved an amendment to the Company’s restated certificate of incorporation limiting the liability of certain officers of the Company as permitted by recent amendments to Delaware law. This amendment was filed with the Secretary of State of the State of Delaware on June 6, 2024. Effective June 6, 2024, the Board approved and adopted, and the Company filed with the Secretary of State of the State of Delaware, a restated certificate of incorporation, which merely restated and integrated, but did not further amend, the restated certificate of incorporation of the Company, as amended to date.
The foregoing description is qualified in its entirety by reference to the full text of the amendment and the restated certificate of incorporation, which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of the Company was held on June 6, 2024. Of the 403,251,901 shares of the Company’s Common Stock outstanding and entitled to vote at the meeting, 364,774,914 were present either in person or by proxy.
The following describes the matters considered by the Company’s stockholders at the Annual Meeting, as well as the votes cast at the meeting:
1.To elect eleven directors to the Company’s Board of Directors to serve until the next annual meeting of the stockholders or until their respective successors are elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-votes
Leslie A. Beyer	339,115,618	1,627,115	24,032,181
Tiffany (TJ) Thom Cepak	321,301,954	19,440,779	24,032,181
Robert W. Drummond	339,106,979	1,635,754	24,032,181
Gary M. Halverson	338,763,955	1,978,778	24,032,181
William A. Hendricks, Jr.	339,073,090	1,669,643	24,032,181
Curtis W. Huff	330,987,216	9,755,517	24,032,181
Cesar Jaime	338,834,876	1,907,857	24,032,181
Janeen S. Judah	338,807,356	1,935,377	24,032,181
Amy H. Nelson	338,720,858	2,021,875	24,032,181
Julie J. Robertson	333,271,214	7,471,519	24,032,181
James C. Stewart	286,220,593	54,522,140	24,032,181

2.To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions	Broker Non-votes
349,029,789	15,391,796	353,329	0

3.To cast a vote to approve an amendment to the Patterson-UTI Energy, Inc. 2021 Long-Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-votes
319,301,737	21,051,137	389,859	24,032,181

4.To cast a vote to approve, on an advisory basis, the Company’s compensation of its named executive officers as set forth in the proxy statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-votes
327,316,740	12,865,926	560,067	24,032,181

5.To cast a vote to approve an amendment to the Company’s restated certificate of incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law.

Votes For	Votes Against	Abstentions	Broker Non-votes
306,819,608	33,410,482	512,643	24,032,181

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
3.1*	Certificate of Amendment to the Restated Certificate of Incorporation of Patterson-UTI Energy, Inc., dated June 6, 2024.
3.2
Restated Certificate of Incorporation of Patterson-UTI Energy, Inc., dated as of June 6, 2024 (incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement on Form S-8, filed on June 6, 2024).

10.1	Patterson-UTI Energy, Inc. 2021 Long-Term Incentive Plan, as amended (incorporated by reference to Exhibit 99.1 of the Company's Registration Statement on Form S-8, filed on June 6, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

June 6, 2024	By:	/s/ Seth D. Wexler
Name: Seth D. Wexler
Title: Executive Vice President, General Counsel and Secretary